UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2022
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800
Chicago, Illinois		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
Effective in the first quarter of 2022, LKQ Corporation (the "Company") is revising its reporting structure to present four reportable segments: Wholesale - North America, Europe, Specialty and Self Service. Previously, and as most recently reported in its Annual Report on Form 10-K for the year ended December 31, 2021, the Company aggregated its Wholesale - North America and Self Service operating segments into one reportable segment, North America, because they possess similar economic characteristics and have common products and services, customers, and methods of distribution. While the Wholesale - North America and Self Service operating segments continue to possess these similar characteristics, the Company is electing to provide the disaggregated financial information to provide investors greater transparency into the North America business. There are no changes to the organizational structure of the Company related to this change.

To provide investors with supplemental financial information to reflect the new reporting structure described above, the Company is furnishing unaudited recast quarterly and annual segment revenue (including revenue changes by category), Segment EBITDA and metals data for the years ended December 31, 2021, 2020 and 2019 in the attached tables and graphs, which are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. The change in reportable segments has no impact to the Company's previously reported consolidated statements of income, statements of comprehensive income, balance sheets, statements of cash flows or statements of stockholders' equity.

The unaudited recast segment information is based on and should be read in conjunction with the historical consolidated financial statements and accompanying notes, including the description of segment profitability in Note 15, "Segment and Geographic Information," in Part II, Item 8 of the Company's 2021 Annual Report on Form 10-K.

Total Segment EBITDA is a non-GAAP measure, and a reconciliation to the comparable GAAP financial measure is contained in Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Recast historical quarterly and annual unaudited financial information reflecting the change in segment reporting.
99.2	Graphical depiction of historical Segment EBITDA as a percentage of revenue and scrap and precious metal prices.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 25, 2022

LKQ CORPORATION

By:	/s/ Varun Laroyia
Varun Laroyia
Executive Vice President and Chief Financial Officer